Exhibit 1(a)


                                TU ELECTRIC CAPITAL

                                                     Securities




                                UNDERWRITING AGREEMENT
                                ----------------------

                                                                     , 1997



          as Representatives of the Underwriters
          named in this Agreement



          Ladies and Gentlemen:

                    1.   Introduction.  Texas Utilities Electric Company, a
                         ------------
          Texas corporation (the "Company"), and its financing subsidiary,
          TU Electric Capital    , a Delaware business trust (the "Trust",
          hereinafter together with the Company, the "Offerors") propose for the Trust to issue and sell severally to the underwriters named in Schedule II hereto (the "Underwriters"), the Trust's
                                 Securities of the series designation, with
          the terms and in the liquidation preference amount specified in
          Schedule I hereto (the "             Securities").

                    2.   Description of              Securities.  The
                         --------------------------------------
          Offerors propose for the Trust to issue the
          Securities pursuant to an Amended and Restated Trust Agreement, to be dated as of January , 1997, among The Bank of New York, as Property Trustee, The Bank of New York (Delaware) as Delaware Trustee and certain employees of the Company as Administrative Trustees, in substantially the form heretofore delivered to you, as representatives of the Underwriters, said Agreement being hereinafter referred to as the "Trust Agreement". In connection
          with the issuance of the              Securities, the Company
          proposes (i) to issue its     % Junior Subordinated Debentures
          (the "Debentures") pursuant to an Indenture, dated as of December 1, 1995, between the Company and The Bank of New York, as trustee (the "Indenture") and (ii) to issue a guarantee of the
           Securities to the extent described in the Prospectus (as defined below) (the "Guarantee").

                    3.   Representations and Warranties of the Offerors.
                         ----------------------------------------------
          The Offerors represent and warrant to the several Underwriters that:

                    (a)  The Offerors and TU Electric Capital     have
               filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3,
               including a prospectus, on January       , 1997
               (Registration Nos. 333-      and 333-     -01) for the
               registration of $500,000,000 aggregate liquidation preference amount of trust securities ("Securities"), a like principal amount of the Company's Junior Subordinated Debentures, one or more Guarantees and other obligations of the Company under the Securities Act of 1933, as amended (the "Securities Act"). Such registration statement was
               declared effective by the Commission on           , 1997.
               References herein to the term "Registration Statement" as of any date shall be deemed to refer to registration statement
               Nos. 333-      and 333-     -01, as amended or supplemented
               to such date, including all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"). References herein to the term "Prospectus" as of any given date shall be deemed to refer to the prospectus forming a part of registration
               statement Nos. 333-      and 333-     -01, as amended or
               supplemented as of such date (other than by amendments or supplements relating to Securities other than the
                Securities), including all Incorporated Documents as of
               such date and including the prospectus supplement subject to
               completion with respect to the              Securities, the
               Debentures and the related Guarantee included in the Registration Statement, as amended and supplemented as of such date. References herein to the term "Effective Date" shall be deemed to refer to the time and date registration
               statement Nos. 333-      and 333-     -01 was declared
               effective or the time and date of the filing thereafter of the Company's most recent Annual Report on Form 10-K if such filing is made prior to the Closing Date, as hereinafter defined. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus after the date of this Agreement and prior to the Closing Date, as hereinafter defined, without prior notice to the Underwriters, or to which Counsel for the Underwriters shall reasonably object in writing. For the purposes of this Agreement, any Incorporated Document filed with the Commission on a date prior to the Closing Date, as hereinafter defined, shall be deemed an amendment or supplement to the Registration Statement and the Prospectus.

                    (b) On the Effective Date, the Registration Statement and the Prospectus fully complied and at the Closing Date, as hereinafter defined, the Registration Statement, the Prospectus, the Trust Agreement, the Indenture and the Guarantee will fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder; on the Effective Date the Registration Statement did not, and at the Closing Date, as hereinafter defined, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date the Prospectus did not, and at the Closing Date, as hereinafter defined, and on the date it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of the General Rules and Regulations of the Securities Act ("Rule 424"), the Prospectus will not, contain an untrue statement of a material fact or omit to state a material fact neces-sary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on said dates the Incorporated Documents, taken together as a whole, fully complied or will comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the Commission thereunder, and, when read together with the Prospectus on said dates, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon information furnished in writing to the Company by, or on behalf of, any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or to any statements in or omissions from the Statement of Eligibility and Qualification under the Trust Indenture Act, or amendments thereto, of the trustee under each of the Trust Agreement, the Indenture and the Guarantee.

                    (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party.

                     4.  Purchase and Sale.
                         -----------------

                    (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust shall sell to each of the Underwriters, and each Underwriter shall purchase from the Trust, at the time and place herein specified, severally and not jointly, the respective liquidation preference amount of
               the              Securities set forth opposite the name of
               such Underwriter in Schedule II attached hereto, at the purchase price or prices set forth in Schedule I hereto.

                    (b)  The Company shall pay to the Underwriters a
               commission equal to     % of the aggregate liquidation
               preference amount of the              Securities.

                     5.  Time and Place of Closing.  Delivery of the
                         -------------------------
                Securities against payment therefor by certified or official bank check or checks payable to the Company or pursuant to its order in New York Clearing House funds shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York,
          New York, at 10:00 A.M., New York Time, on            , 1997, or
          at such other place, time and date as shall be agreed upon in writing by the Offerors and you or established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date". The
          Securities shall be delivered to you for the respective accounts of the Underwriters in fully registered form in such
          denominations of $      or any multiple thereof and registered in
          such names as you shall reasonably request in writing not later than the close of business on the [fourth] business day prior to the Closing Date, or, to the extent not so requested, registered in the names of the respective Underwriters in such authorized denominations as the Company shall determine. The Trust agrees
          to make the              Securities available to you for checking
          purposes not later than 10:00 A.M., New York Time, on the last business day preceding the Closing Date at the office of The Bank of New York, 101 Barclay Street, 7th Floor East, New York, New York.

                    If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the liquidation preference
          amount of the              Securities which such Underwriter has
          agreed to purchase and pay for hereunder, the Company shall immediately give notice to the other Underwriters of the default of such Underwriter, and the other Underwriters shall have the right within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more others, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Rules of Fair Practice) and satisfactory to the Company, to purchase, upon the terms herein set forth, the liquidation preference amount of the
               Securities which the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall determine to exercise such right, such Underwriter or Underwriters shall give written notice to the Company of the determination in that regard within 24 hours after receipt of notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If in the event of such a default no non-defaulting Underwriter shall give such notice, then this Agreement may be terminated by the Company, upon like notice given to the non-defaulting Underwriters, within a further period of 24 hours. If in such case the Company shall not elect to terminate this Agreement, it shall have the right, irrespective of such default:

                    (a) to require such non-defaulting Underwriters to purchase and pay for the respective liquidation preference
               amounts of              Securities which they had severally
               agreed to purchase hereunder as hereinabove provided and, in addition, the liquidation preference amounts of Securities which the defaulting Underwriter shall have so failed to purchase up to a liquidation preference amount thereof equal to one-ninth (1/9) of the respective liquidation preference amounts of the
               Securities which such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or

                    (b) to procure one or more persons, who are members of the NASD (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, either all or a part of the
               liquidation preference amount of the              Securities
               which such defaulting Underwriter had agreed to purchase or that portion thereof which the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

          In the event the Company shall exercise its rights under (a) and/or (b) above, the Company shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.

                    In the computation of any period of 24 hours referred to in this Section 5, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday which would otherwise be included in such period of time.

                    Any action taken by the Company under this Section 5 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section 5 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in Sections 6(g) and 9 hereof.

                    6.   Covenants of the Company.  The Company agrees
                         ------------------------
          that:

                    (a) It will promptly deliver to each of you a signed copy of the Registration Statement as originally filed or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, including all Incorporated Documents and exhibits and of all amendments thereto.

                    (b) It will deliver to you, as soon as practicable after the date hereof, as many copies of the Prospectus as of such date as you may reasonably request.

                    (c) It will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to Rule 424 as soon as practicable and advise you of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Offerors shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

                    (d) If, during such period of time (not exceeding nine months) after the Prospectus has been filed with, or transmitted for filing to, the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a
               prospectus covering the              Securities is required
               by law to be delivered in connection with sales by an Underwriter or dealer, any event relating to or affecting the Company or of which the Company shall be advised in writing by you shall occur which in the Company's reasonable opinion should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, the Company will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to you at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and furnishing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424, the Company, upon your request, will furnish to you, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or supplements to the Prospectus complying with
               Section 10(a) of the Securities Act.

                    (e) It will make generally available to its security holders and the security holders of the Trust, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning not earlier than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 under the Securities Act.

                    (f) It will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the
                          Securities for offer and sale under the blue-sky
               laws of such jurisdictions as you may designate, provided that the Offerors shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Offerors to be unduly burdensome.

                    (g) It will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of
               the              Securities as provided in Section 5 hereof,
               (iii) the preparation, execution and filing by it of the Supplemental Indenture, (iv) the qualification of the
                    Securities under blue-sky laws (including counsel fees
               not to exceed $7,500), and (v) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in Section 6(d) hereof, of the Prospectus. The Company shall not, however, be required to pay any amount for any expenses of yours or any of the Underwriters, except that, if this Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 10 hereof, the Company will reimburse you for the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $5,000, incurred in contemplation of the performance of this Agreement. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

                     7.  Conditions of Underwriters' Obligations.  The
                         ---------------------------------------
          obligations of the Underwriters to purchase and pay for the
                Securities shall be subject to the accuracy of the rep-resentations and warranties made herein on the part of the Offerors, to the performance by the Offerors of their obligations to be performed hereunder prior to the Closing Date, and to the following conditions:

                    (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424 prior to 6:00 P.M., New York Time, on the second business day after the date of this Agreement, or such other time and date as may be approved by you.

                    (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and you shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

                    (c) On the Closing Date, you shall have received from Richards, Layton & Finger, Delaware counsel for the Company, Worsham, Forsythe & Wooldridge, L.L.P., General Counsel for the Company, Reid & Priest LLP, of counsel for the Company, and Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, opinions in substantially the form and substance prescribed in Schedules III, IV, V and VI hereto
               (i) with such changes therein as may be agreed upon by the Company and you, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the
                       Securities shall be supplemented or amended after
               the Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment.

                    (d) On and as of the date hereof, you shall have received from Deloitte & Touche LLP a letter to the effect that (i) they are independent certified public accountants with respect to the Company, within the meaning of the Securities Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the financial statements audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder, (iii) on the basis of a reading of the unaudited amounts of operating revenues and net income included or incorporated by reference in the Prospectus and the related financial statements from which these amounts were derived, the latest available unaudited financial statements of the Company and the minute books of the Company and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that (A) the unaudited financial statements incorporated by reference in the Prospectus were not determined in accor-dance with generally accepted accounting principles applied on a basis substantially consistent with that of the corresponding amounts in the latest available audited financial statements, (B) the unaudited amounts of operating revenues and net income of the Company included or incorporated by reference in the Prospectus were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income incorporated by reference in the Prospectus, (C) for the twelve months ended as of the date of the latest available financial statements of the Company, there were any decreases in operating revenues or net income as compared with the comparable period of the preceding year, and (D) at a specified date not more than seven days prior to the date of such letter, there was any change in the capital stock of the Company, short-term bank loans, commercial paper, notes payable to Texas Utilities Company or long-term debt of the Company or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur or which are occasioned by the declaration of a regular quarterly dividend or the acquisition of long-term debt for sinking fund purposes, or which are described in such letter, and (iv) they have compared the dollar amounts (or percentages or ratios derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement and the Prospectus as reasonably requested by you (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived indirectly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter. On and as of the Closing Date you shall have received from Deloitte & Touche LLP a letter to the effect that such accountants reaffirm as of the Closing Date and as though made on the Closing Date the statements made in the letter
               furnished by such accountants on           , 1997.

                     (e) Since the most recent dates as of which in-
               formation is given in the Registration Statement or the Prospectus there shall not have been any material adverse change in the business, property or financial condition of the Company and, since such dates, there shall not have been any material transaction entered into by the Company, in each case other than transactions in the ordinary course of business and transactions contemplated by the Registration Statement or Prospectus and at the Closing Date you shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Company.

                    (f)  All legal proceedings to be taken in connection
               with the issuance and sale of the              Securities
               shall have been satisfactory in form and substance to Coun-sel for the Underwriters.

                    In case any of the conditions specified above in this
          Section 7 shall not have been fulfilled, this Agreement may be terminated with the consent of Underwriters which have agreed to purchase in the aggregate 50% or more of the liquidation
          preference amount of the              Securities upon notice
          thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

                     8.  Conditions of Company's Obligations.  The
                         -----------------------------------
          obligation of the Company to deliver the              Securities
          shall be subject to the conditions that the Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424 prior to 6:00 P.M., New York Time, on the second business day after the date of this Agreement or such other time and date as may be approved by the Company, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission at the Closing Date. In case these conditions shall not have been fulfilled, this Agreement may be terminated by the Company upon notice thereof to you. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

                     9.  Indemnification.
                         ---------------

                    (a) The Offerors shall jointly and severally indemnify, defend and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus prior to the Effective Date, or in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Offerors by any Underwriter, through you or otherwise, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act of the Trustee under the Mortgage; and provided further, that the indemnity agreement contained in this Section 9 shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions
               arising from the sale of the              Securities to any
               person if a copy of the Prospectus (exclusive of the Incorporated Documents) shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the written confirmation of the sale involved unless, with respect to the delivery of any amendment or supplement to the Prospectus, the alleged omission or alleged untrue statement was not corrected in such amendment or supplement at the time of such written confirmation. The indemnity agreement of the Offerors contained in this
               Section 9 and the representations and warranties of the Offerors contained in Section 3 hereof shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Securities.

                    (b) Each Underwriter shall indemnify, defend and hold harmless the Offerors, their officers and directors, and each person who controls either of the Offerors within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Offerors by or on behalf of such Underwriter, through you or otherwise, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. Each Underwriter hereby furnishes to the Offerors in writing expressly for use in the Prospectus (i) the statements relating to offerings by the Underwriters on the cover page, (ii) the statements in the first paragraph on page [ ] concerning stabilization and over allotment by the Underwriters, and (iii) under "Underwriting", the list of underwriters, statements in the third paragraph
               concerning the offering of the              Securities, the
               third, fourth and fifth sentences of the fifth paragraph,
               concerning market making for the              Securities.
               The indemnity agreement of the respective Underwriters contained in this Section 9 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of either Offeror, its directors or its officers, any such Underwriter, or any such controlling person, and shall
               survive the delivery of the              Securities.

                    (c)  The Company, the Trust and the several
               Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action).

                    (d) If the indemnification provided for in sub-paragraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph
               (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above.

                    10.  Termination.  This Agreement may be terminated, at
                         -----------
          any time prior to the Closing Date, by you with the consent of the Underwriters which have agreed to purchase in the aggregate 50% or more of the aggregate liquidation preference amount of the
                      Securities if (a) after the date hereof and at or prior to the Closing Date there shall have occurred any general suspension of trading in securities on the New York Stock Exchange or there shall have been established by the New York Stock Exchange or by the Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York or federal authorities, or (b) there shall have occurred any new material (i) outbreak of hostilities or
          (ii) other national or international calamity or crisis, including, but not limited to, an escalation of hostilities which existed prior to the date of this Agreement, and the effect of any such event specified in clause (a) or (b) above on the financial markets of the United States shall be such as to make it impracticable, in the reasonable judgment of the Underwriters, for the Underwriters to enforce contracts for the sale of the
                  Securities. This Agreement may also be terminated at any time prior to the Closing Date by you with the consent of the Underwriters which have agreed to purchase in the aggregate 50% or more of the liquidation preference amount of the Securities, if, in your reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) prepared and issued by the Company after the effectiveness of this Agreement shall have disclosed a material adverse change in the business, property or financial condition of the Company which has materially impaired the marketability of the
           Securities. Any termination hereof pursuant to this Section 10 shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

                     11. Miscellaneous.  THE VALIDITY AND INTERPRETATION OF
                         -------------
          THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of the Company, the several Underwriters and, with respect to the provisions of
          Section 9 hereof, each director, officer and controlling person referred to in said Section 9, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

                     12. Notices.  All communications hereunder shall be in
                         -------
          writing, and, if to the Underwriters, shall be mailed or delivered to you at the address set forth above, or, if to the Company, shall be mailed or delivered to it at 1601 Bryan Street, Dallas, Texas 75201, Attention: Treasurer.

                    If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                         Very truly yours,


                                         TEXAS UTILITIES ELECTRIC COMPANY


                                         By  /s/
                                            ------------------------------
                                             (Authorized Representative)


                                         TU ELECTRIC CAPITAL


                                         By  /s/
                                            ------------------------------
                                             (Authorized Representative)



          Accepted and delivered as of
          the date first above written


          By
             --------------------------

                                      SCHEDULE I
                                      ----------

   Underwriting Agreement dated:            , 1997


    Securities:                       ,000,000
                                     Securities, each a "Unit"

    Liquidation Preference Amount    $
    per Unit:

    Date of Maturity:                           , 20

    Distribution Rate:                   %

    Purchase Price:                  100%

    Public Offering Price            100%

    Series Designation:                  % Cumulative
                                      Securities (liquidation preference $
                                     per unit)

                                     SCHEDULE II
                                     -----------

                               TU ELECTRIC CAPITAL

                                             SECURITIES



                                                               Units of

                                                               Securities
                                                               Each
                                                               Having a
                                                               Liquidation
                                                               Preference
          Name                                                 Amount of $
          ----                                                 -----------


                         .  . . . . . . . . . . . . . . . . .

          Total . . . . . . . . . . . . . . . . . . . . . . .   ,000,000

                                     Schedule III


                      [LETTERHEAD OF RICHARDS, LAYTON & FINGER]



                                                       [Date]




          as Representatives of the Underwriters
          named in the Underwriting Agreement,
          (as defined below)




                    Re:  TU Electric Capital
                         ------------------------

          Ladies and Gentlemen:

                    We have acted as special Delaware counsel for Texas Utilities Electric Company, a Texas corporation (the "Company"),
          and TU Electric Capital     , a Delaware business trust (the
          "Trust"), in connection with the matters set forth herein. At the request of the Company and the Trust, this opinion is being furnished to you.

                    For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                    (a) The Certificate of Trust of the Trust, dated as of , 1997 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary
          of State") on           , 1997;

                    (b)  The Trust Agreement of the Trust, dated as of
                          , 1997, between the Company and the trustees of the Trust named therein;

                    (c)  The Appointment of Additional Trustees of the
          Trust, dated            , 1997;

                    (d)  The Prospectus, dated           , 1997 (the
          "Prospectus"), relating to the  %
          Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "
              Security" and collectively, the "             Securities");

                    (e)  The Amended and Restated Trust Agreement of the
          Trust, dated as of           , 1997 (including Exhibits B and D
          thereto) (the "Trust Agreement"), among the Company, the trustees of the Trust named therein (the "Trustees"), and the holders, from time to time, of undivided beneficial interests in the assets of the Trust;

                    (f)  The Underwriting Agreement, dated           , 1997
          (the "Underwriting Agreement"), among the Company and           ;
          and

                    (g)  A Certificate of Good Standing for the Trust,
          dated            , 1997, obtained from the Secretary of State.

                    Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

                    For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (g) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (g) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.
          We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                    With respect to all documents examined by us, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation or due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation,
          (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents,
          (v) except to the extent set forth in paragraph 4 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to
          whom a              Security is to be issued by the Trust
          (collectively, the "             Security Holders") of a
             Securities Certificate registered in the name of such Person
          for such              Security and the payment for the
           Security acquired by it, in accordance with the Trust Agreement
          and the Prospectus, (vii) that the              Securities are
          issued and sold to the              Security Holders in
          accordance with the Trust Agreement and the Prospectus, and
          (viii) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State) or employees in the State of Delaware.
          We have not participated in the preparation of the Prospectus and assume no responsibility for its contents.

                    This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

                    Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                    1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and, under the Trust Agreement and the Delaware Business Trust Act, has the trust power and authority to conduct its business as described in the Prospectus, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                    2. Under the Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to (i) own property and conduct its business, all as described in the Prospectus, (ii) execute and deliver, and to perform its obligations under, the Underwriting Agreement and (iii) issue and perform its obligations under the Trust Securities.

                    3. The Trust Agreement is a legal, valid and binding agreement of the Company and the Trustees, and is enforceable against the Company, the Trustees, in accordance with its terms.

                    4. Under the Trust Agreement and the Delaware Business Trust Act, the execution and delivery of the Underwriting Agreement by the Trust, and the performance by the Trust of its obligations thereunder, have been duly authorized by all requisite trust action on the part of the Trust.

                    5. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Securities.

                    6.   The              Securities have been duly
          authorized by the Trust Agreement, and when issued and sold in
          accordance with the Trust Agreement, the              Securities
          will be, subject to the qualifications set forth in paragraph 7 below, fully paid and nonassessable beneficial interests in the assets of the Trust.

                    7.   The              Security Holders, as beneficial
          owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the
          Security Holders may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers
          or exchanges of              Securities Certificates and the
          issuance of replacement              Securities Certificates and
          (ii) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

                    8.   Under the Delaware Business Trust Act and the
          Trust Agreement, the issuance of the              Securities is
          not subject to preemptive rights.

                    9. The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Certificate or the Trust Agreement, or (ii) any applicable Delaware law or administrative regulation.

                    The opinion expressed in paragraph 3 above is subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                    We consent to your relying as to matters of Delaware law upon this opinion in connection with your entering into the Underwriting Agreement. We also consent to the reliance by The Bank of New York (in its capacity as Debenture Trustee under the Subordinated Indenture, as trustee under the Guarantee, and as Property Trustee under the Trust Agreement) as to matters of Delaware law upon this opinion as if it were addressed to it in connection with its entering into the Subordinated Debenture, the Guarantee and the Trust Agreement. In addition, we consent to Winthrop, Stimson, Putnam & Roberts' relying as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it pursuant to the Underwriting Agreement. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                             Very truly yours,

                               Schedule IV

             [LETTERHEAD OF WORSHAM, FORSYTHE & WOOLDRIDGE, L.L.P.]



                                               , 1997

             as Representatives of the Underwriters
             named in the Underwriting Agreement,
             dated           , 1997, among Texas
             Utilities Electric Company, TU Electric
             Capital      and such underwriters




                       We have acted as General Counsel to Texas
             Utilities Electric Company (the "Company") in connection with the transactions contemplated by the Underwriting
             Agreement dated           , 1997 among the Company, TU
             Electric Capital     (the "Trust") and you (the
             "Underwriting Agreement"), including, among others (i) the issuance by the Trust, a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act")
             of  ,000,000 units of     %
             Securities (the "             Securities") having an
             aggregate liquidation preference amount of $   ,000,000,
             (ii) the issuance by the Company of $            principal
             amount of its Debentures and (iii) the guarantee by the
             Company of the              Securities pursuant to a
             Guarantee Agreement, dated the date hereof, between the Company and The Bank of New York, as trustee (the "Guarantee").

                       Terms not otherwise defined herein are used with
             the meanings ascribed to them in the Underwriting
             Agreement.

                       In so acting we have participated in or reviewed
             the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Indenture, the Debentures and the Guarantee. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon a certificate of the Indenture Trustee as to the authentication of the Debentures. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

                       Upon the basis of our familiarity with these
             transactions and with the affairs and properties of the Company generally, we are of the opinion that:

                       1. The Company is a public utility corporation duly authorized by its articles of incorporation, as amended, to conduct the business which it is now conducting, is subject, as to rates and services, to the jurisdiction of certain authorities, as set forth in the Prospectus, and holds valid and subsisting franchises, licenses and permits authorizing it to carry on the utility business in which it is engaged.

                       2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

                       3. The Indenture, the Trust Agreement and the Guarantee have been duly qualified under the Trust
             Indenture Act;

                       4. The Debentures and the Indenture have been duly authorized, executed and delivered by the Company, the Debentures are entitled to the benefits of the Indenture, and the Debentures and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                       5.  The Guarantee has been duly authorized,
             executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                       6.  The statements made in the Prospectus under
             the captions "Description of the              Securities,"
             "Description of the Junior Subordinated Debentures," and "Description of the Guarantee", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects;

                       7. Neither the Company nor the Trust is, or after giving effect to the issuance and sale of the Securities will be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended;

                       8.  Other than as stated in the Registration
             Statement and the Prospectus, there are no material pending legal proceedings to which the Company is a party or of which property of the Company is the subject which depart from the ordinary routine litigation incident to the kind of business conducted by the Company, and to our best knowledge no such proceedings are contemplated;

                       9. The Registration Statement, as amended, as of
             the Effective Date, and the Prospectus as of such date (except as to the financial statements and schedules and other financial and statistical data contained therein as to which we do not express any belief and except for that part of the Registration Statement that constitutes the Forms T-1) complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any belief), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act; and

                       10. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Debentures and the issuance by the Company of the Guarantee.

                       In the course of the preparation of the
             information relating to the Company contained in the Prospectus (including the documents incorporated therein by reference) we had discussions with certain of its officers and representatives, with other counsel for the Company and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus and take no responsibility therefor except as set forth in paragraph 6 above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except for financial statements and schedules and financial and statistical data as to which we do not express any belief and except for that part of the Registration Statement that constitutes the Forms T-1) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
             (ii) the Prospectus as of its date, included, or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                       We are members of the State Bar of Texas and do
             not hold ourselves out as experts in the laws of the State of New York. As to all matters of New York law, we have, with your consent, relied upon the opinion of Reid & Priest LLP, New York, New York, of Counsel to the Company.

                                                Very truly yours,

                                                WORSHAM, FORSYTHE &
                                                WOOLDRIDGE L.L.P.


                                                -----------------------
                                                     A Partner

                                        Schedule V

                             [LETTERHEAD OF REID & PRIEST LLP]




                                                      New York, New York
                                                                 , 1997




             as Representatives of the Underwriters
             named in the Underwriting Agreement,
             dated           , 1997, among Texas
             Utilities Electric Company, TU Electric
             Capital      and such underwriters


                       We have acted as counsel to Texas Utilities
             Electric Company (the "Company") in connection with the transactions contemplated by the Underwriting Agreement
             dated           , 1997 among the Company, TU Electric
             Capital      (the "Trust") and you (the "Underwriting
             Agreement"), including, among others, (i) the issuance by the Trust, a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act") of
             ,000,000 units of     %
             Securities (the "             Securities") having an
             aggregate liquidation preference amount of $   ,000,000,
             (ii) the issuance by the Company of    $         principal
             amount of its Debentures and (iii) the guarantee by the
             Company of the              Securities pursuant to a
             Guarantee Agreement, dated the date hereof, between the Company and The Bank of New York, as trustee (the "Guarantee").

                       Terms not otherwise defined herein are used with
             the meanings ascribed to them in the Underwriting
             Agreement.

                       In so acting we have participated in or reviewed
             the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Indenture, the Debentures and the Guarantee. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon a certificate of the Indenture Trustee as to the authentication of the Debentures. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

                       Upon the basis of our familiarity with these
             transactions and with the affairs and properties of the Company generally, we are of the opinion that:

                       1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

                       2. The Indenture, the Trust Agreement and the Guarantee have been duly qualified under the Trust
             Indenture Act;

                       3. The Debentures and the Indenture have been duly authorized, executed and delivered by the Company, the Debentures are entitled to the benefits of the Indenture, and the Debentures and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                       4.  The Guarantee has been duly authorized,
             executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                       5.  The statements made in the Prospectus under
             the captions "Description of the              Securities,"
             "Description of the Junior Subordinated Debentures," and "Description of the Guarantee", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects;

                       6. Neither the Company nor the Trust is, or after giving effect to the issuance and sale of the Securities will be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended;

                       7. The Registration Statement, as amended, as of the Effective Date, and the Prospectus as of such date (except as to the financial statements and schedules and other financial and statistical data contained therein as to which we do not express any belief and except for that part of the Registration Statement that constitutes the Forms T-1) complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any belief), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act; and

                       8. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Debentures and the issuance by the Company of the Guarantee.

                       We herewith confirm as our opinion the statements
             under the caption "Certain United States Federal Income Tax Consequences" in the Prospectus.

                       In the course of the preparation of the
             information relating to the Company contained in the Prospectus (including the documents incorporated therein by reference) we had discussions with certain of its officers and representatives, with other counsel for the Company and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus and take no responsibility therefor except as set forth in the immediately preceding paragraph and in paragraph 5 above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except for financial statements and schedules and financial and statistical data as to which we do not express any belief and except for that part of the Registration Statement that constitutes the Forms T-1) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus as of its date, included or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                       We are members of the New York Bar and do not
             hold ourselves out as experts in the laws of the State of Texas. As to all matters of Texas law, we have, with your consent, relied upon the opinion of Worsham, Forsythe & Wooldridge, L.L.P., Dallas, Texas, General Counsel for the Company. We believe that you and we are justified in relying on such opinion.

                                                Very truly yours,


                                                REID & PRIEST LLP

                                     SCHEDULE VI

                  [Letterhead of Winthrop, Stimson, Putnam & Roberts]


                                                           [Date]

             as Representatives of the Underwriters
             named in the Underwriting Agreement,
             dated               , 1997 between Texas
             Utilities Electric Company, TU Electric
             Capital       and such underwriters


                       We have acted as counsel to you and the several
             Underwriters in connection with the transactions contemplated by the Underwriting Agreement dated
               , 1995 between Texas Utilities Electric Company (the
             "Company"), TU Electric Capital      (the "Trust") and you
             (the "Underwriting Agreement") in which (i) the Trust, a statutory business trust organized under the Delaware
             Business Trust Act, proposes to issue $   ,000,000
             aggregate liquidation preference amount of its    %
             Cumulative                               Securities Due
                    , 20   (the "             Securities"), (ii) the
             Company proposes to issue $            principal amount of
             its    % Junior Subordinated Debentures, Series   , Due
                   ,      (the "Debenture") and (iii) the Company
             proposes to guarantee the              Securities to the
             extent described in the Prospectus. Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.


                       We are members of the New York Bar and do not
             hold ourselves out as experts in the laws of the State of Texas. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Worsham, Forsythe & Wooldridge, L.L.P., Dallas, Texas, General Counsel for the Company, as to the matters covered in such opinion and believe that it is satisfactory and that you and we are justified in relying thereon. We understand that you are relying, for all matters of Delaware law, upon an opinion of even date herewith addressed to you by Richards, Layton & Finger, Delaware Counsel for the Company.

                       We have, in addition, examined the documents
             described in the list of closing papers as having been delivered to you at the closing and such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Registration Statement hereinafter mentioned. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.

                       Based upon the foregoing, we are of the opinion
             that:

                       1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                       2. The Indenture has been duly qualified under the Trust Indenture Act.

                       3. The Debentures and the Indenture have been duly authorized, executed and delivered by the Company, the Debentures are entitled to the benefits of the Indenture, and the Debentures and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                       4.  The Guarantee has been duly authorized,
             executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                       5.  The statements made in the Prospectus under
             the captions "Description of the              Securities,"
             "Description of the Junior Subordinated Debentures," and "Description of the Guarantee", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects.

                       6. Neither the Company nor the Trust is, or after giving effect to the issuance and sale of the
                 Securities, will be, and neither the Company nor the
             Trust is directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940.

                       7. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Debentures and the Guarantee as contemplated in the Underwriting Agreement.

                       8. The Registration Statement, as amended, at the Effective Date thereof, and the Prospectus at the time it was filed with or transmitted for filing to the Commission pursuant to Rule 424 (except in each case as to financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Forms T-1, upon which we express no opinion), complied as to form in all material respects with the Securities Act.

                       In passing upon the form of the Registration
             Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 5 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of its officers and representatives, with counsel for the Company, with Deloitte & Touche, LLP, the independent auditors who audited certain of the financial statements incorporated by reference in the Registration Statement and the Prospectus and with certain of your representatives. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with or transmitted for filing to the Commission pursuant to Rule 424, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or as to that part of the Registration Statement that constitutes the Forms T-1.

                       This opinion is given to you solely for the use
             of the several Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose.


                                                Very truly yours,